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                                                                 EXHIBIT 23


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-61207) pertaining to the Profit Sharing Plan of Crowley, Milner and Company of our report dated June 13, 1997, with respect to the financial statement and schedules of the Crowley, Milner and Company Profit Sharing Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1996.


/s/ Ernst & Young LLP

July 28, 1997